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                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated October 20, 2006 and December 4, 2006, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-138262) and related Prospectus of Opnext, Inc., dated December 13, 2006.

                                                /s/ Ernst & Young LLP
                                                New York, New York
                                                December 12, 2006